Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

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Registration Statements (Form S-8 Nos. 333-231108, 333-239078, 333-245024, 333-259919, 333-267193, and 333-275401) pertaining to the BioCryst Pharmaceuticals, Inc. Inducement Equity Incentive Plan, as amended and restated,

•	Registration Statements (Form S-3 Nos. 333-145638, 333-153084, 333-217859, and 333-277417) of BioCryst Pharmaceuticals, Inc.,

•	Registration Statements (Form S-8 Nos. 333-120345, 333-39484, 333-30751, and 333-136703) pertaining to the BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan, as amended and restated,

•	Registration Statements (Form S-8 Nos. 333-90582, 333-239077, and 333-256624) pertaining to the BioCryst Pharmaceuticals, Inc. Employee Stock Purchase Plan, as amended and restated,

•
Registration Statement (Form S-8 No. 333-145627) pertaining to the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan, as amended and restated, and the Employment Letter Agreement dated April 2, 2007 between BioCryst Pharmaceuticals, Inc. and David McCullough,

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Registration Statements (Form S-8 Nos. 333-176096, 333-211529, 333-218360, 333-228296, 333-231942, 333-239076, 333-256625, 333-266132, 333-273042, 333-281294, and 333-289527) pertaining to the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan, as amended and restated,

•
Registration Statements (Form S-8 Nos. 333-152570, 333-167830, 333-187193, and 333-195869) pertaining to the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan and the Employee Stock Purchase Plan, each as amended and restated, and

•	Registration Statement (Form S-4 No. 333-291678) of BioCryst Pharmaceuticals, Inc.,

of our report dated March 11, 2025, relating to the consolidated financial statements of Astria Therapeutics, Inc.  as of and for the years ended December 31, 2024 and 2023 appearing in this Current Report on Form 8-K of BioCryst Pharmaceuticals, Inc.

/s/ Ernst & Young LLP

Boston, Massachusetts

January 23, 2026